UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a-12
Aruba Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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ARUBA NETWORKS, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Stockholder Meeting to be held on 01/12/09

Proxy Materials Available
•	Notice and Proxy Statement

•	Form 10-K

PROXY MATERIALS — VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 12/29/08.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET	-	www.proxyvote.com
2)	BY TELEPHONE	-	1-800-579-1639
3)	BY E-MAIL*	-	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	01/12/09
Meeting Time:	2:00 P.M. PT
For holders as of:	11/13/08

Meeting Location:

1344 Crossman Avenue
Sunnyvale, CA 94089

Meeting Directions:

For Meeting Directions Please visit:
http://www.arubanetworks.com/company/directions.php

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

1.	ELECTION OF DIRECTORS

	Nominees:

	01)	Dominic P. Orr	06)	Douglas Leone
	02)	Keerti Melkote	07)	Willem P. Roelandts
	03)	Bernard Guidon	08)	Shirish S. Sathaye
	04)	Emmanuel Hernandez	09)	Daniel Warmenhoven
	05)	Michael R. Kourey

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2009.